UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

LOEWS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6541	13-2646102
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue
New York, New York
10065-8087
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 521-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Loews Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders on May 12, 2020 (the “Annual Meeting”).

(b) At the Annual Meeting, shareholders elected all of the Company’s nominees for director; approved, on an advisory basis, the Company’s named executive officers’ compensation (“Say on Pay”); and ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020 (“Auditor Ratification”). Shareholders did not approve the shareholder proposal requesting certain disclosures regarding the Company’s political contributions (“Political Contributions Disclosure”).

Election of Directors

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ann E. Berman	250,344,559	5,433,808	110,836	10,739,237
Joseph L. Bower	234,673,135	21,095,235	120,833	10,739,237
Charles D. Davidson	252,103,172	3,666,426	119,605	10,739,237
Charles M. Diker	240,410,378	15,358,742	120,083	10,739,237
Paul J. Fribourg	231,802,383	23,961,205	125,615	10,739,237
Walter L. Harris	207,849,126	47,919,544	120,533	10,739,237
Philip A. Laskawy	238,947,306	16,810,583	131,314	10,739,237
Susan P. Peters	252,271,882	3,529,586	87,735	10,739,237
Andrew H. Tisch	238,705,533	17,084,885	98,785	10,739,237
James S. Tisch	247,046,344	8,772,998	69,861	10,739,237
Jonathan M. Tisch	241,269,711	14,508,981	110,511	10,739,237
Anthony Welters	250,007,804	5,763,203	118,196	10,739,237

Management Proposals

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Say on Pay	244,172,133	11,459,660	257,410	10,739,237
Auditor Ratification	261,006,637	5,528,154	93,649	0

Shareholder Proposal

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Political Contributions Disclosure	82,389,683	172,905,119	594,401	10,739,237

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020	LOEWS CORPORATION (Registrant)

	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President, General Counsel and Secretary

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